                                                                   Exhibit 10.57



                          SECURITIES PURCHASE AGREEMENT



                                     BETWEEN



                                   AMDL, INC.



                                       AND



                    CHINESE UNIVERSAL TECHNOLOGIES CO., LTD.



                                      DATED
                                      AS OF

                                DECEMBER 14, 2000

                               TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
1.    PURCHASE AND SALE OF SHARES............................................................1
      1.1    Purchase and Sale of Common Stock...............................................1
      1.2    Deliveries at Closing...........................................................1
      1.3    Date and Time of Closing........................................................2
2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................2
      2.1    Organization and Good Standing..................................................2
      2.2    Capitalization..................................................................2
      2.3    Validity of Transactions........................................................3
      2.4    No Violation....................................................................3
      2.5    SEC Reports and Financial Statements............................................3
      2.6    Subsidiaries....................................................................3
      2.7    Litigation......................................................................3
      2.8    Taxes...........................................................................4
      2.9    Securities Law Compliance.......................................................4
3.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER........................................4
      3.1    Legal Power.....................................................................4
      3.2    Validity of Transactions........................................................4
      3.3    No Violation....................................................................4
      3.4    Receipt and Review of SEC Reports...............................................5
      3.5    Restricted Securities...........................................................5
      3.6    Purchaser Sophistication and Ability to Bear Risk of Loss.......................6
      3.7    No Purchase by a Group..........................................................6
      3.8    13-D Filing.....................................................................6
4.    CONDITIONS TO CLOSING..................................................................6
      4.1    Conditions to Obligations of the Purchaser......................................6
      4.2    Conditions to Obligations of the Company........................................7
5.    MISCELLANEOUS..........................................................................7
      5.1    Choice of Law and Construction..................................................7
      5.2    Successors and Assigns..........................................................8
      5.3    Entire Agreement................................................................8
      5.4    Separability....................................................................8
      5.5    Amendment and Waiver............................................................8
      5.6    Notices.........................................................................8
      5.7    Titles and Subtitles............................................................9

Schedules:
        2.5.1 Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999

        2.5.2 Quarterly Report on Form 10-QSB for the Quarter ended September 30, 2000

Exhibits:
        A      Secured Promissory Note
        B      Security and Pledge Agreement
        C      Voting Trust Agreement
        D      Exclusive Distribution Agreement



                                      (i)

                                   AMDL, INC.

                          SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement ("Agreement") is made as of December 14, 2000, by and between AMDL, INC., a Delaware corporation (the "Company"), with its principal office at 2492 Walnut Avenue, Tustin, California 92780 and CHINESE UNIVERSAL TECHNOLOGIES CO., LTD., a Taiwanese corporation, (the "Purchaser").

                                 R E C I T A L S

        A. The Company desires to obtain funds from the Purchaser in order to further the operations of the Company.

        B. The Company desires to sell and Purchaser desires to purchase an aggregate of Two Million (2,000,000) shares (the "Shares") of Common Stock, $.001 par value per share ("Common Stock"), on the terms and subject to the conditions set forth herein.

        C. As a condition of such purchase and sale, Purchaser has agreed to subject the Shares to a Voting Trust Agreement.

                                A G R E E M E N T

        It is agreed as follows:

        1.     PURCHASE AND SALE OF SHARES.

               1.1 Purchase and Sale of Common Stock. In reliance upon the representations and warranties of the Company and Purchaser contained herein and subject to the terms and conditions set forth herein, Purchaser hereby agrees to purchase, and the Company hereby agrees to sell and issue to Purchaser, the Shares at a purchase price of $1.35 per Share (the "Purchase Price"), payable as follows:

                      1.1.1 Seven Hundred Thousand Dollars ($700,000) in cash.

                      1.1.2 A secured promissory note in the original principal amount of Two Million Dollars ($2,000,000) in the form attached hereto as Exhibit A (the "Promissory Note").

               1.2    Deliveries at Closing.

                      1.2.1 Purchaser shall deliver good funds in the aggregate amount of $700,000.00 by wire transfer or other means acceptable to the Company.

                      1.2.2 Purchaser shall deliver the Promissory Note, duly executed by the Purchaser.

                      1.2.3 Purchaser shall deliver a pledge agreement in the form attached hereto as Exhibit B (the "Pledge Agreement"), together with a stock assignment separate from certificate in the form attached as Exhibit A-1 to the Pledge Agreement (the "Stock Power"), both duly executed by the Purchaser.

                      1.2.4 Purchaser and the Company shall deliver a voting trust agreement in the form attached hereto as Exhibit C (the "Voting Trust Agreement"), duly executed by both parties.

                      1.2.5 Purchaser and the Company shall deliver an exclusive distribution agreement in the form attached hereto as Exhibit D (the "Distribution Agreement"), duly executed by both parties.

                      1.2.6 Company shall forthwith cause its transfer agent, Corporate Stock Transfer, to issue certificates in the name of Purchaser representing the Shares. The Shares shall be delivered to the Trustees under the Voting Trust Agreement. The Trustees shall cause voting trust certificates to be issued thereunder. The Shares which are the subject of the Pledge Agreement (which will then be represented by voting trust certificates totaling 1,481,481 Shares) shall be delivered to Oppenheimer Wolff & Donnelly LLP, as Agent, pursuant to the Pledge Agreement, and the remaining 518,519 Shares (which will then be represented by voting trust certificates and are not the subject of the Pledge Agreement) shall be delivered to the Purchaser.

               1.3 Date and Time of Closing. The closing of the sale of shares of Common Stock contemplated by this Agreement (the "Closing") shall take place at such time and place as the Company and Purchaser shall agree.

        2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares of Common Stock, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

               2.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

               2.2 Capitalization. The Company is authorized to issue 50,000,000 shares of Common Stock of which, as of December 12, 2000, approximately 3,224,024 shares are issued and outstanding. The Company is also authorized to issue 10,000,000 shares of preferred stock, $.001 par value per share of which, 11,000 shares have been designated Series A Preferred Stock, none of which are issued and outstanding as of the date of this Agreement. All outstanding Shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. Except for (i) options and warrants outstanding to purchase an aggregate of approximately 2,000,000 shares of Common Stock; and (ii) such other securities as are set forth in the SEC Reports (as hereinafter defined in



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

Section 2.5), at Closing, there will not be outstanding, nor will the Company be subject to any agreement under which there may become outstanding, any right to purchase, or security convertible into or exchangeable for, any other capital stock of the Company, including, but not limited to, options, warrants, or rights. Except as set forth herein or in the SEC Reports, the Company is under no obligation (contingent or otherwise) to purchase or otherwise acquire or retire any of its securities. There are no agreements in existence, and at the Closing, there will be no agreements in existence other than the Voting Trust Agreement, which require the Company to elect any person to its Board of Directors or otherwise pertain to the voting of any capital stock of the Company.

               2.3 Validity of Transactions. This Agreement, and each document to be executed and delivered by the Company in connection with the transactions contemplated by this Agreement, have been, and will have been as of the Closing, duly authorized, executed and delivered by the Company and is, and will each be at the Closing, the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

               2.4 No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Company's Board of Directors and, to the extent necessary, the stockholders of the Company, will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Certificate of Incorporation or Bylaws of the Company, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement, other than the filing of a Form D and a Current Report on Form 8-K, both with the U.S. Securities and Exchange Commission ("SEC"), which the Company warrants will be filed with the time required by law.

               2.5 SEC Reports and Financial Statements. The Company has delivered to the Purchaser copies of the following documents filed with the SEC (collectively, the "SEC Reports"), copies of which are attached hereto as
Exhibits: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (Schedule 2.5.1), and (ii) the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000 (Schedule 2.5.2). The information in the SEC Reports, taken as a whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               2.6 Subsidiaries. Except as set forth in the SEC Reports, the Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership, or other entity.

               2.7 Litigation. Except as set forth in the SEC Reports, there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the



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

Company, threatened against or affecting the Company or any of its subsidiaries which, if adversely determined, would have a material adverse effect on the consolidated financial condition, results of operations, prospects or business of the Company, and neither the Company nor any of its subsidiaries are subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department.

               2.8 Taxes. Federal income tax returns and state and local income tax returns for the Company and its subsidiaries have been filed as required by law; all taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed on the Company and its subsidiaries have been paid and any reports or returns due in connection herewith have been filed.

               2.9 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the shares of Common Stock will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect (the "Securities Act"). The Company shall make such filings as may be necessary to comply with the Federal securities laws and the Blue Sky laws of any state, which filings will be made in a timely manner.

        3.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

               Purchaser hereby represents, warrants and covenants with the Company as follows:

               3.1 Legal Power. Purchaser is a Taiwanese corporation and Purchaser has the full corporate power and authority to enter into and perform its obligations under this Agreement and to purchase the Shares of Common Stock hereunder.

               3.2 Validity of Transactions. This Agreement, and each document to be executed and delivered by the Purchaser in connection with the transactions contemplated by this Agreement, have been, and will have been as of the Closing, duly authorized, executed and delivered by the Purchaser and is, and will each be at the Closing, the valid and legally binding obligation of the Purchaser, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

               3.3 No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Purchaser's Board of Directors and, to the extent necessary, the stockholders of the Purchaser, will not violate any law or any order of any court or government agency applicable to the Purchaser, as the case may be, or the corporate charter documents or bylaws of the Purchaser, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Purchaser pursuant to the terms of any agreement or instrument by which the Purchaser or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Purchaser to enter into, execute or perform this Agreement.



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

               3.4 Receipt and Review of SEC Reports. Purchaser represents that Purchaser has received and reviewed the SEC Reports and has been given full and complete access to the Company for the purpose of obtaining such information as the Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase shares of the Company's Common Stock. Purchaser represents that Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the shares of the Company's Common Stock, all as Purchaser or Purchaser's qualified representative have found necessary to make an informed investment decision to purchase the shares of the Company's Common Stock.

               3.5 Restricted Securities. Purchaser has been advised that the Common Stock has not been registered under the Securities Act or any other applicable securities laws and that the Common Stock is being offered and sold pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder, and that the Company's reliance upon Section 4(2) and Rule 506 is predicated in part on Purchaser's representations as contained herein.

                      3.5.1 Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.

                      3.5.2 Purchaser acknowledges that the Common Stock has not been registered under the Securities Act or the securities laws of any state and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. The Common Stock may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

                      3.5.3 Purchaser is acquiring the Common Stock for Purchaser's own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

                      3.5.4 Purchaser understands and acknowledges that the Common Stock will bear the following legend:

                      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.



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

                      3.5.5 Purchaser acknowledges that an investment in the Common Stock is not liquid and is transferable only under limited conditions. Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Common Stock.

               3.6 Purchaser Sophistication and Ability to Bear Risk of Loss. Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Common Stock and can bear the economic risk of investment in such securities without producing a material adverse change in Purchaser's financial condition. Purchaser otherwise has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Common Stock.

               3.7 No Purchase by a Group. Purchaser represents, warrants and covenants that it is not acquiring the Shares of Common Stock as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended;

               3.8 13-D Filing. Promptly upon Closing, Purchaser shall cause to be filed a Form 13-D with the SEC to reflect the acquisition of the Shares.

        4.     CONDITIONS TO CLOSING.

               4.1 Conditions to Obligations of the Purchaser. Purchaser's obligation to purchase the Shares of Common Stock at Closing is subject to the fulfillment or waiver, at or prior to such Closing, of all of the following conditions:

                      4.1.1 Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects at the Closing with the same force and effect as if they had been made on and as of said date, and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing.

                      4.1.2 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions, including those documents and instruments set forth in Section 1.2, shall be duly executed and delivered and shall be reasonably satisfactory in substance and form to the Purchaser.

                      4.1.3 Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States that are required in connection with the lawful sale and issuance of the shares of Common Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the shares of the Company's Common Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Purchaser, threatened by the SEC, or any commissioner of corporations



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

or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

               4.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares of Common Stock at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

                      4.2.1 Representations and Warranties True. The representations and warranties made by Purchaser in Section 3 hereof shall be true and correct at the Closing with the same force and effect as if they had been made on and as of the Closing.

                      4.2.2 Performance of Obligations. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing, Purchaser shall have delivered payment to the Company in respect of its purchase of Shares of Common Stock, and Purchaser shall have duly executed and delivered all documents and instruments in connection with the transactions contemplated hereby, including those documents and instruments set forth in Section 1.2, in substance and form reasonably satisfactory to the Purchaser

                      4.2.3 Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States that are required in connection with the lawful sale and issuance of the Shares of Common Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares of Common Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares of Common Stock shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.

        5.     MISCELLANEOUS.

               5.1 Choice of Law and Construction. This Agreement shall be construed in accordance with the laws of the State of California applicable to contracts made and performed in California.. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provisions of this Agreement shall be held to be prohibited or invalid under such applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement has been executed by Pledgor and delivered in Tustin, California and shall be governed by and interpreted and construed in accordance with the laws of the State of California. Pledgor expressly agrees that if there are any disputes or differences between the parties, including, but not limited to a default hereunder, then the sole and exclusive jurisdiction and venue for any action or proceeding arising under or pursuant to this Agreement shall be brought in the United States District Court for the Central District of California located in Orange County, California



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

and Pledgor hereby consents specifically to the jurisdiction of said court for all purposes hereof including venue and in personam jurisdiction.

               5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

               5.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

               5.4 Separability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               5.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser, or, to the extent such amendment affects only one Purchaser, by the Company and such individual Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

               5.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

               If to the Company:    AMDL, Inc.
                                     2492 Walnut Avenue
                                     Tustin, California  92780
                                     Attention: Gary L. Dreher, President

               If to Purchaser:      Chinese Universal Technologies Co., Ltd.
                                     7F-3B1,61 SEC GUN GY1 Road
                                     403 Taichung, Taiwan



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

               5.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

                                        PURCHASER

                                        CHINESE UNIVERSAL TECHNOLOGIES CO., LTD.



                                        By:
                                           -------------------------------------
                                              Jeanne Lai, President


                                        COMPANY

                                        AMDL, INC.



                                        By:
                                           -------------------------------------
                                              Gary L. Dreher, President

                                 SCHEDULE 2.5.1



                FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999
                               (PREVIOUSLY FILED)

                                 SCHEDULE 2.5.2



              FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 2000
                               (PREVIOUSLY FILED)